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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               ________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): March 15, 2000


                         SAKS CREDIT CARD MASTER TRUST
                         -----------------------------
              (Exact Name of Registrant as Specified in Charter)


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
              Not Applicable      333-28811-01   Not Applicable
              ----------------    ------------   -------------------
              (State or Other     (Commission    (IRS Employer
               Jurisdiction of    File Number)   Identification No.)
               Incorporation)
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                140 Industrial Drive, Elmhurst, Illinois, 60126
        --------------------------------------------------------------
        (Addresses of Principal Executive Offices, including Zip Code)

                                (630) 516-8080
                 ---------------------------------------------
             (Registrant's Telephone Number, including Area Code)
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Item 5.    Other Events.
------     ------------

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of February 2000, to the Series 1997-2 Certificateholders on March 15, 2000.

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of February 2000, to the Series 1998-1 Certificateholders on March 15, 2000.

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of February 2000, to the Series 1998-2 Certificateholders on March 15, 2000.

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of February 2000, to the Series 1999-1 Certificateholders on March 15, 2000.


Item 7.    Financial Statements, Pro Forma Financial Information, and Exhibits.
------     -------------------------------------------------------------------
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
     (c)    Exhibits.

            The following exhibits are filed herewith:
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     Exhibit No.     Description
     -----------     -----------

     99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of February 2000

     99.2 Series 1998-1 Monthly Certificateholders' Statement for the month of February 2000

     99.3 Series 1998-2 Monthly Certificateholders' Statement for the month of February 2000

     99.4 Series 1999-1 Monthly Certificateholders' Statement for the month of February 2000
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                                      -2-
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SAKS INCORPORATED, as Servicer under the SAKS CREDIT CARD MASTER TRUST
                                   (REGISTRANT)



                                   /s/ Charles J. Hansen
                                   -------------------------
                                   Charles J. Hansen
                                   Senior Vice President and
                                   Associate General Counsel


Date:  March 15, 2000

                                      -3-
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                               INDEX TO EXHIBITS
                               -----------------

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

Exhibit
-------
99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of February 2000

99.2 Series 1998-1 Monthly Certificateholders' Statement for the month of February 2000

99.3 Series 1998-2 Monthly Certificateholders' Statement for the month of February 2000

99.4 Series 1999-1 Monthly Certificateholders' Statement for the month of February 2000
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